UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2010

             Keithley Instruments, Inc.
 (Exact name of registrant as specified in its charter)

Ohio	1-9965	34-0794417
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28775 Aurora Road, Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(440) 248-0400

                            Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

(a) On November 4, 2010 Keithley Instruments, Inc. issued a press release reporting its financial results for its fourth quarter and fiscal year ended September 30, 2010. A copy of the release is attached as Exhibit 99.

 The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
99. Press Release Dated November 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keithley Instruments, Inc.

November 4, 2010	By:	Mark J. Plush

Name: Mark J. Plush
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99	Press Release Dated November 4, 2010

Exhibit 99	CONTACT:	Mark J. Plush Senior Vice President and Chief Financial Officer

Keithley Instruments, Inc.
 28775 Aurora Road
 Cleveland, Ohio 44139-1891
 440-248-0400 • Fax: 440-248-6168
 http://www.keithley.com

FOR IMMEDIATE RELEASE